Grant Thornton





November 22, 2006

Mr. Tracy L. Shellabarger
Chairman of the Audit Committee
Tarpon Industries, Inc.
2420 Wills Marysville, Michigan 48040

Dear Mr. Shellabarger:

This  is  to  confirm  that  the  client-auditor   relationship  between  Tarpon
Industries, Inc. (U.S. Securities and Exchange Commission File No. 001-32428) and Grant Thornton LLP has ceased.

Very truly yours,

/s/ Grant Thornton LLP

cc:  Office of the Chief Accountant
     PCAOB Letter File
     U.S. Securities and Exchange Commission
     100 F Street, NE
     Washington, DC 20549








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